SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2009

URANIUM HUNTER CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	000-51700
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

First Canadian Place
100 King Street West, Suite 5700, Toronto, Ontario M5X 1K7

(Address of principal executive offices) (Zip Code)

(446) 915-3199

Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective March 3, 2009, Mr. Reno J. Calabrigo of Ontario, Canada was appointed a director and filled the vacancy created by the resignation of Mr. Howard Barth as director.

Effective March 4, 2009, Mr. Reno J. Calabrigo has been appointed Chief Executive Officer, President, Secretary and Treasurer of Uranium Hunter Corporation.

Effective March 4, 2009, Mr. Akolisa Ufodike and Mr. Ghaith Qamheiah resigned as directors of Uranium Hunter Corporation.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibits

99	Press release regarding changes in directors and officers dated March 4, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Uranium Hunter Corporation

Dated: April 7, 2009
/s/ Reno J. Calabrigo
Reno J. Calabrigo, Chief Executive Officer and President